Intangible Assets, Net	12 Months Ended
Dec. 31, 2016
Intangible Assets, Net [Abstract]
Intangible Assets, Net

7.  Intangible Assets, Net

The following table summarizes the Group’s intangible assets, net (in thousands):

	As of December 31,
	2015	2016	2016
	RMB	RMB	US$
Software	20,923	22,786	3,282
Operating rights for licensed games	10,976	10,976	1,581
Domain name	54	54	8
Total	31,953	33,816	4,871
Less: accumulated amortization	(15,727)	(20,432)	(2,943)
impairment	(3,822)	(3,909)	(563)
Net book value	12,404	9,475	1,365

Amortization expenses for the years ended December 31, 2014, 2015 and 2016 were RMB4.7 million, RMB7.4 million and RMB4.8 million (US$0.7 million), respectively. Based on the current amount of intangible assets subject to amortization, the estimated amortization expenses for each of the following five years are as follows: 2017: RMB3.2 million, 2018: RMB2.6 million, 2019: RMB2.2 million, 2020: RMB1.3 million and 2021: RMB0.2 million.

In view of mobile games services through the Group’s own platforms below previous performance expectations, the Group performed an assessment on the intangible assets related to mobile game business and recorded an impairment charge against operating rights for licensed games of RMB3.8 million and RMB 0.1 million (US$0.01 million) for the years ended December 31, 2015 and 2016, respectively.